EXHIBIT 99.378

Alternatives for Mitigating Potentially
High Zonal Market Clearing Prices

Confidential Draft

California Power Exchange

06/28/02   –   p.1

Summary of Alternatives:

Pricing Proposals to Mitigate High Zonal Prices	Mitigating	Efficient	Implement’n	Gaming	Long-term	Work
	High Prices	Prices	Requirement	Potential	Application	for MPs

Alternative 1
•   Apply UMCP to all zones
•   Pay bid prices to suppliers above IPS
•   Create uplift charge to account for congestion
    charges from the ISO and added payments in 2
• Charge uplift to all demand based on MWh	Very effective	Inefficient	Moderate	Very limited	No	Minor

Alternative 2
• Same as Alternative 1 except charge uplift to all demand based on zone and MWh	Very effective	Moderately inefficient	Moderate	Very limited	No	Minor

Alternative 3
• Use Regional Incremental Costs (RICs) for zonal MCPs • Create uplift as the additional congestion payment/credit for the remaining ISO congestion charges • Charge uplift to all demand based on MWh	Moderately effective	Moderately efficient	Moderate	Limited	No	Minor

Alternative 4
• Same as Alternative 3 except charge uplift to all demand based on zone and MWh	Moderately effective	Moderately efficient	Moderate	Limited	No	Minor

Alternative 5
• Stay with current marginal pricing procedures • Require incremental adjustment bids for all generators and imports capped at $250/MWh	Moderately effective	Efficient	Moderate	Limited	Probably	Moderate – may challenge Price caps

Alternative 6
•   Stay with current marginal pricing procedures
•   Require that the SABs submitted with IPS to mimic
    overall portfolio bids – capped at $250/MW
•   Limit total import MW bid to less than the
capacity of the path	Effective	Efficient	Major	Limited	Probably	Major

Alternative 7
• Stay with current marginal pricing procedures • Require the PX market participants to submit “unit bids” instead of portfolio bids – capped at $250/MW	Very effective	Efficient	Major	Limited	Yes	Major

06/28/02   –   p.2

Details of Alternatives:

Pricing Proposals to Mitigate High Zonal Prices	Mitigating	Efficiency				Added
	High Zonal	of Price	Implementation	Gaming	Long-term	Work
	Prices	Signals	Requirements	Potential	Application	for MPs

Alternative 1
1.   UMCP will apply to all zones
2.   All suppliers with Final
      Schedule (FS) above
      Initial Preferred Schedule (IPS)
      will receive their bid price for
      supply above IPS as a lump sum
3.   The ISO congestion charge
      and the added payment to
      suppliers are summed to create a
      congestion uplift payment (CUP)
4.   CUP will be allocated to all loads
based on their MWh use	Very effective	Inefficient	• Settlements should be
    modified to allow
    extra payments as
    lump sum payment
    to supplies
    (generation or import)
    – not trivial
•   Settlements should be
    modified to assign
    CUP as a lump sum
    charge for demands
    (load or export)
    – not trivial.
•   Uplift charges and
    added payments can
    be calculated in ZPC
    and passed onto
    the Settlements
    – moderate effort
•   Will have time to the
    first Settlements cycle
			to implement	Very limited gaming for the transmission auction	Stop gap measure as we will deviate from marginal pricing principles	None – except for potentially adjusting their software to deal with new charge items

Alternative 2
1.   UMCP will apply to all zones
2.   All suppliers with Final
      Schedule (FS) above Initial
      Preferred Schedule (IPS) will
      receive their bid price for
      supply above IPS as a lump sum
3.   The ISO congestion charge
      and the added payment to
      suppliers are summed to
      create a congestion uplift
      payment (CUP)
4.   CUP will be first allocated to
      each zone (ZCUP) based on
      the ISO relative congestion
      prices for the zones
5.   ZCUP in each zone will be
      allocated to loads in that zone
based on their MWh use	Very effective	Moderately inefficient	• Settlements should be
    modified to allow
    extra payments as
    lump sum payment
    to supplies
    (generation or import)
    – not trivial
•   Settlements should be
    modified to assign
    CUP as a lump sum
    charge for demands
   (load or export)
    – not trivial.
•   Lump sum outside
    can be calculated in
    ZPC and passed onto
    the Settlements
   – moderate effort
•   Will have time to the
    first Settlements cycle
			to implement	Very limited gaming for the transmission auction	Stop gap measure as we will deviate from marginal pricing principles	None – except for potentially adjusting their own software to deal with new charge items

1   Of course the PX market participants will not observe the prices until software changes are complete.

06/28/02   –   p.3

Pricing Proposals to Mitigate High Zonal Prices	Mitigating High Zonal Prices	Efficiency of Price Signals	Implementation Requirements	Gaming Potential	Long-term Application	Added Work for MPs

Alternative 3
1.   Regional Incremental Costs
      (RICs)[2] used for zonal MCPs
2.   Additional congestion
      payment/credit for
      the remaining ISO
      congestion charges are
      translated into a CUP
3.   CUP will be allocated
      to all loads based on their
MWh use	Moderately effective	Moderately efficient	• Settlements
    should be
    modified to
    assign CUP as
    a lump sum
    charge for
    demands (load
    or export)
    – not trivial.
•   Uplift charges
    can be
    calculated in
    ZPC and
    passed onto
    the Settlements
    – moderate
    effort
•   Will have
    time to the
    first
    Settlements
    cycle to
			implement	Gaming opportunities with default congestion pricing will be mitigated	Stop gap measure as we will deviate from marginal pricing principles	None – except for potentially adjusting their own software to deal with new charge items

Alternative 4
1.   Regional Incremental Cost
      (RIC) of each zone used
      for zonal MCP
2.   Additional congestion
      payment/credit for the
      remaining ISO congestion
      charges are translated
      into a CUP
3.   CUP will be first allocated
      to each zone (ZCUP)
      based on the ISO
      relative congestion
      prices for the
      congestion zones
4.   ZCUP in each zone will be
      allocated to loads
      in that zone based
on their MWh use	Moderately effective	Moderately efficient	• Settlements
    should be
    modified to
    assign CUP as
    a lump sum
    charge for
    demands (load
    or export)
    – not trivial.
•   Uplift charges
    can be
    calculated
    in ZPC and
    passed onto
    the Settlements –
    moderate
    effort
•   Will have
    time to
    the first
    Settlements
    cycle to
			implement	Gaming opportunities with default congestion pricing will be mitigated	Stop gap measure as we will deviate from marginal pricing principles	None – except for potentially adjusting their own software to deal with new charge items

2   RIC is the price bid value for the last unit incremented/decremented in a region (each region consists of one or more zones with no congestion).

06/28/02   –   p.4

Pricing Proposals to Mitigate High Zonal Prices	Mitigating	Efficiency	Implementation	Gaming	Long-term	Added Work
	High Zonal	of Price	Requirements	Potential	Application	for MPs
	Prices	Signals

Alternative 5
1.   Stay with current marginal
      pricing procedures
2.   Require incremental
      adjustment bids for
      all generators
      and imports
3.   Require the ISO not
      to change our prices
      for congestion
      management process
4.   Limit incremental
      adjustment bid to
a max of $250/MWh	Moderately effective	Efficient	• Need to add validation for incremental bids – not trivial • ISO needs to modify software to leave our price bids alone	Mitigated congestion pricing gaming. Less effective w/ energy price gaming	Applicable	• MPs need to create bids • Bids may be rejected delaying market close • Price caps may be challenged

Alternative 6
1.   Stay with current marginal
      pricing procedures
2.   Require that the
      SABs submitted as
      part of IPS, when
      aggregated, to closely
      mimic the overall
      portfolio bids
3.   Limit total import
      MW bid to less
      than the capacity
      of the path
4.   Limit incremental
      adjustment bid to
a max of $250/MWh	Moderately effective	Efficient	• Need to add validation for incremental bids – not trivial	Mitigated congestion pricing gaming. Less effective w/ energy price gaming	Applicable	• Bids may be rejected delaying market close • Will be difficult to mimic the portfolio bid • Price caps may be challenged

Alternative 7
1.   Stay with current marginal
      pricing procedures
2.   Require the PX market
      participants to submit
      “unit bids”
      instead of portfolio
      bids
3.   Convert the unit
      bids into SABs
      for congestion
      management
4.   Limit incremental
      adjustment bid to
a max of $250/MWh	Very effective	Efficient	• Need to test OMH software for substantially lager number of bids • Need to develop a simple software to convert the unit bid into adjustment bid	Limited overall gaming	Applicable	• Requires MPs to create bid curves per resource • Complicates the energy auction process • Price caps may be challenged

06/28/02   –   p.5